Strategic Asset Management (“SAM”) Conservative Balanced Portfolio

	Class A	Class B	Class C	Class J
Ticker Symbol(s)	SAIPX	SBIPX	SCIPX	PCBJX

Principal Funds, Inc. Summary Prospectus March 1, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectus. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.

This Summary Prospectus incorporates by reference the Statutory Prospectus for Classes A, B, C, J, and P shares dated March 1, 2014 and the Statement of Additional Information dated March 1, 2014, (which may be obtained in the same manner as the Prospectus).